Annual Stockholders Meeting October 30, 2008

Forward Looking Statements Some of the statements in this presentation constitute "forward-looking statements" about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe, ""estimate," "forecast," "predict," "propose," "potential" or "continue" or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement. We caution that forward-looking statements are qualified by important factors that could cause actual results to differ materially from those in the forward looking statements. Our periodic reports filed with the Securities and Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors.

Vision To be the global source for nuts, committed to quality, expertise and innovation that delivers an unmatched experience to our customer and consumer.

Elgin, IL Update All Chicago facilities now consolidated in Elgin High Speed Jar Line Peanut Cooler Receiving Dock High Speed Can Line Finished Goods

Strategic Accomplishments Finance Improved Closing Process Refinanced Credit Facility Reduced Deduction Backlog Operations & Procurement Completed Facility Consolidation Maintained competitive cost structure during volatile markets Initiated Strategic Sourcing Review Reduced Raw and Finished Goods Inventories Reduced mill loss in Gustine walnut shelling Quality Assurance Launched Infinity QA Program Improved Customer & Production Quality Control Scorecards

Strategic Accomplishments Human Resources Implemented Employee Hiring/Retention Programs Established Formal Internship Program Started Paperless Payroll Research & Development Launched over 190 items Outsourced seasoning/blending operation Improved product quality for extruded snacks Sales Realigned Sales Force Finalized Route Division Migration Executed necessary price increases (walnuts, peanuts) Successful Key Customer Development

Strategic Accomplishments Marketing Launched Fisher Culinary Touch Fisher Co-Brand with McDonald's Sponsored Pillsbury Bake Off Information Technology & Administration Began rollout of DRP (distribution requirement planning) Improved reporting - sales forecasting, work order, scheduling Took over management of Fisher Corp. Center Enhanced Sales Reporting with Outlook Soft Executive Team Initiated SVA Program to align strategy with compensation for Leadership Team Executed SKU Rationalization - 1,200 items Restructured company workforce Executed overall strategy to improve company profitability

Core Values Integrity People Investment Customer Driven Innovation Execution Quality Continuous Improvement Safety Resource Conservation

Sales Review FY 2008

Fiscal 2008 Net Sales Increased .2% over Fiscal 2007 ($ Millions) 2003 2004 2005 2006 2007 2008 419.7 520.8 581.7 579.6 540.9 541.8

% Gross Sales by Product Type FY 2008 Peanuts Pecans Cashews & Mixed Nuts Walnuts Almonds Other Product Type 0.201 0.226 0.208 0.147 0.119 0.099

Industrial Foodservice Contract Mfg. Consumer Products Export East 0.171 0.126 0.088 0.542 0.073 Business Diversification % of Net Sales Total Sales $541,771,000 Consumer Contract Pkg. Food Service Industrial Export

Business Diversification % of Net Sales Contract Pkg. 9% Contract Packaging $47,441,000

Business Diversification % of Net Sales Foodservice 13% Contract Pkg. 9% Foodservice $68,132,000

Business Diversification % of Net Sales Industrial 17% Foodservice 13% Contract Pkg. 9% Industrial $92,792,000

Business Diversification % of Net Sales Industrial 17% Foodservice 13% Contract Pkg. 9% Export 7% Export $39,385,000

Business Diversification % of Net Sales Industrial 17% Foodservice 13% Contract Pkg. 9% Export 7% Consumer Products 54% Consumer $294,021,000

Mission To be the global leader of quality driven, innovative nut solutions that enhance the customer and consumer experience and achieve consistent, profitable growth for our shareholders. We will accomplish this through our commitment to a dynamic infrastructure that maximizes the potential of our brands, people and processes.

Customer Satisfaction Highest in Market Supplier Satisfaction Highest in Market Delivers SVA Revenue Growth Price Premium Faster Collections Loyalty Profitability Lower product cost Lower inventory Improved quality Higher A/P days Employee Retention Shareholder Value $$$ Leadership Team Execution Plan Operational Excellence Optimize Activities Sales Mgmt Purchasing R&D Quality Assurance Marketing Finance Collections Supply Chain Human Resources Customer Service Production/Scheduling IT Engineering

Fiscal Year Financial Review

Net Sales Dollars by Quarter QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2008 132808 176990 106716 125257 541771 2007 133793 177134 107009 122922 540858 ($ Thousands)

Gross Profit Dollars by Quarter QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2008 11800 23337 12838 18258 66233 2007 5965 18808 6055 10461 41289 ($ Thousands)

Gross Profit Percent of Net Sales by Quarter QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2008 0.089 0.132 0.12 0.146 0.122 2007 0.045 0.106 0.057 0.085 0.076

Quarterly Gross Margins Compared to Tree Nut Market Prices Source: JBSS industry survey of nut markets

Selling Expenses Percent of Net Sales by Quarter QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2008 0.062 0.058 0.073 0.068 0.064 2007 0.081 0.064 0.076 0.072 0.072

Administrative Expenses Percent of Net Sales by Quarter QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2008 0.035 0.028 0.042 0.038 0.035 2007 0.029 0.023 0.037 0.037 0.03

Interest Expense Dollars by Quarter QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2008 2730 2647 2662 2463 10502 2007 1670 1784 2861 3032 9347 ($ Thousands)

Net Income Dollars by Quarter (as revised) ($ Thousands) QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2008 -3389 3517 -8750 2665 -5957 2007 -4668 1019 -6124 -3804 -13577

Historical Financial Information 1991 Through 2008

Net Sales Dollars Fiscal Years 1991-2008 (Restated) 1991 1992 1993 1994 1995 1996 1997 (6 MO) 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 165 193 204 209 277 293 132 312 313 327 342 353 420 521 582 580 541 542 ($ Millions)

Basic EPS Fiscal Years 1991-2008 1991 1992 1993 1994 1995 1996 1997 (6 MO) 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 0.83 0.95 0.74 0 0.63 -0.33 0.05 0.56 0.2 0.74 0.83 0.84 1.63 2.35 1.37 -1.58 -1.28 -0.56

Total Debt Dollars Fiscal Years 1991-2008 ($ Millions)

Stockholders Equity Dollars Fiscal Years 1991-2008 ($ Millions) 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 25 32 69 68 76 73 73 78 80 87 94 102 119 181 196 180 163 158

Overview of Results for the First Quarter of Fiscal 2009 Net loss declines by 89% to $0.4 million Net sales increase by 1.5% while sales volume declines by 11.3% Gross profit margin increases by 18% to 10.5% of net sales Operating expenses decline to 9.1% of net sales from 9.7% Income from operations increases to $1.9 million from a loss of $1.1 million Interest expense declines by 22% Production efficiency improves significantly at Elgin facility Q1 2009 vs. Q1 2008:

Market Dynamics

Economic Dynamics Low consumer confidence Rising commodity costs Financial market strain Volatile oil prices Increased unemployment rates Falling property values Global economics More/less use of credit Sources: Nielsen Consumer Confidence, Concerns and Attitudes to Recession, June 2008 Nielsen Economic Advisor, October 2008 IRI Economic Trends Database IRI Competing in a Transforming Economy, May 2008 U.S. Department of Energy U.S. Bureau of Labor Statistics Food Business News USA Today

Consumer Reaction Softening and reallocation of household spend Increase of at-home food preparation Less frequent shopping trips Increase in trial of lower- cost alternatives Increase in coupon use Channel migration Sources: Nielsen Consumer Confidence, Concerns and Attitudes to Recession, June 2008 Nielsen Economic Advisor, October 2008 IRI Economic Trends Database IRI Competing in a Transforming Economy, May 2008 In Tough Times, Consumers Returning to Coupons, September 2008

Nut Category Dynamics Commodity price fluctuations Supply and demand Competitive pricing pressures Private label & Brand Product mix shift Customer expectations Consumer expectations New item launches Strong nut usage and inclusion across all channels of distribution Sources: Nielsen Consumer Confidence, Concerns and Attitudes to Recession, June 2008 Nielsen Economic Advisor, October 2008 IRI Economic Trends Database IRI Competing in a Transforming Economy, May 2008 AC Nielsen Private Label in the U.S. Nielsen Strategic Planner, Total U.S. Food/Drug/Mass Including Wal- Mart, 52 Weeks Ending 4/19/08

JOHN B. SANFILIPPO & SON, INC.

Consumer Preference

FLAVOR





- Mango
- Cherry
- Cranberry
- Ranch
- Orange
- Lemon/Lime
- Lavender
- Dill Pickle
- Balsamic
- Wasabi
- Vanilla
- Grilled
- Toasted/Roasted
- Floral

BLENDS

- Sweet & Salty
- Hot and Fresh
- Spice and Fruit

SPICES



- Oregano
- Sea Salt
- Pink Salt
- Chili
- Honey
- Black Pepper
- Ethnic

TREND

- Health & Wellness
- Energy
- Flavor
- Convenience
- Functional Foods
- Value
- Indulgence
- Portion Control
- Sustainability
- Natural and Organics
- Ethnic Fusion
- Unique Packaging

Source: Nielsen FDM 52 Weeks Ending 06/28/08 vs. YA Nuts. Does not include Trail Mixes

VISION

To be the global source for nuts, committed to quality, expertise and innovation that delivers an unmatched experience to our customer and consumer

CORE VALUES

Integrity, Customer Driven, Continuous Improvement, People, Innovation, Quality, Investment, Execution, Safety

Total Nuts 5 Year Snapshot Category witnessed $2.4 billion and 788 million in unit sales for the last 52 weeks Up 4.8% in dollars vs. YA Source: Nielsen FDM (Dollars and Units in Millions) 52 Weeks Ending 06/28/08 vs. YA Nuts. Does not include Trail Mixes 2004 2005 2006 2007 2008 Units 752 764 757 782 788 Dollars 2014 2094 2194 2298 2407 +4.8% +0.7%

2004 2005 2006 2007 2008 Units 563 567 564 566 569 Dollars 1502 1536 1603 1629 1696 Private Label vs. Branded 5 Year Snapshot 2004 2005 2006 2007 2008 Units 188 196 191 205 218 Dollars 512 557 590 638 711 +11% +7% Private Label Total Nuts Branded Total Nuts +4% +0.5% Source: Nielsen FDM (In Millions) 52 Weeks Ending 06/28/08 vs. YA Nuts. Does not include Trail Mixes

Snack Baking Produce 518569079 115596583 153896639 Snack Baking Produce YA 1358053809 375091736 565100063 CY 1396022137 401661372 610100268 $+2.8% U+0.3% $+8.0% U+3.1% $+7.1% U-0.3% Category Growth Source: Nielsen FDM (Dollars and Units) 52 Weeks Ending 06/28/08 vs. YA Nuts. Does not include Trail Mixes

Grocery Channel Drug Channel Mass Channel YA 363952545 116066886 36924482 CY 360409940 119943566 38215573 Channel Shift Grocery Channel Drug Channel Mass Channel YA 958120691 267948355 131984763 CY 978599330 278354317 139068490 +3.3% +3.5% -1.0% +2.1% +3.9% +5.4% The grocery channel has decreased in units due to consumers shifting to drug and mass. Dollars are still strong due to price increases. Source: Nielsen FDM (in Millions) 52 Weeks Ending 06/28/08 vs. YA Nuts. Does not include Trail Mixes

UNIT SALES YA 75545869 CY 79430435 +5.1% DOLLAR SALES YA 191484380 CY 212900657 +11.2% Source: Nielsen FDM in Millions 52 Weeks Ending 06/28/08 vs. YA Trail Mix Trail mix category continues to grow

Strong Market Position Most complete product portfolio of nuts in the U.S. Focused diversification and leverage abilities in a multi-channel business Proactive and reactive to market dynamics Strong national brands Expertise in R&D, Marketing and other support functions Consumer Food Service Export Industrial Contract Manufacturing

New Products/Customers Drove Sales Over 225+ products launched

5 time Category Colonel Award Winner Superior Taste Award-American Academy of Taste Fisher-Retail and Food Service Recognized as the Leader

National Consumer PR and Advertising 69 Million consumer and Trade Impressions Advertising PR

Fisher Nuts and the 43rd Pillsbury Bake Off Fisher brand baking or snack nuts were: In 12% of all entrant recipes In 44 of the 100 finalist recipes Out of the 5 category winners, nuts were included in 4 America's Favorite Recipe! Voted on by millions of consumers included Fisher Nuts The Fisher brand generated 419 million consumer impressions and reached 166 million consumers as part of the 43rd Pillsbury Bake-Off

Awareness Driving Partnerships Sports Media Promotion

Quality Social Responsibility Flavor Consumer In Life Invention Deliver an Experience Every Fisher product across all channels is developed with the above 6 attributes as its foundation.

Mind & Body Smart Live Smart Eat Smart Culinary Touch 107+ MILLION Impressions

Into FY09 Consumer Food Service Export Industrial Contract Manufacturing

We Look Forward to a Successful Fiscal 2009